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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549


                                   FORM 8-K/A


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 20, 1998


                              ICHOR CORPORATION
            (Exact name of Registrant as specified in its charter)


                                  Delaware
                          (State of Incorporation)


           000-25132                                    25-1741849
   (Commission File Number)               (I.R.S. Employer Identification No.)


     Suite 1250, 400 Burrard Street, Vancouver, British Columbia  V6C 3A6
       (Address of principal executive offices, including postal code)


                                (604) 683-5767
              (Registrant's telephone number, including area code)




==============================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Effective December 31, 1997, Nazca Holdings Ltd. ("Nazca") changed its fiscal year end from March 31 to December 31. As a result, the audited consolidated financial statements for the most recent fiscal year of Nazca are presented for the nine month period ended December 31, 1997.

(a)  Financial Statements:

     1. Auditors' Report to the Shareholders of Nazca Holdings Ltd. dated February 20, 1998.

     2. Group Profit & Loss Account of Nazca Holdings Ltd. for the Nine Months to 31st December 1997 (audited).

     3. Group Balance Sheet of Nazca Holdings Ltd. at 31st December 1997 (audited).

     4. Company Profit & Loss Account of Nazca Holdings Ltd. for the Nine Months to 31st December 1997 (audited).

     5. Company Balance Sheet of Nazca Holdings Ltd. at 31st December 1997 (audited).

     6. Notes to the Audited Financial Statements of Nazca Holdings Ltd. for the Period Ended on 31st December 1997.

     7. Nazca Holdings Ltd. Consolidated Balance Sheet as of September 30, 1998 (unaudited).

     8. Nazca Holdings Ltd. Consolidated Statement of Operations for Nine Months ended September 30, 1998 (unaudited).

(b)  Pro Forma Financial Information:

     1. ICHOR Corporation and Subsidiaries Pro Forma Consolidated Balance Sheet as of September 30, 1998 (unaudited).

     2. ICHOR Corporation and Subsidiaries Pro Forma Consolidated Statement of Operations for Nine Months ended September 30, 1998 (unaudited).

     3. ICHOR Corporation and Subsidiaries Pro Forma Statement of Operations for the Year Ended December 31, 1997 (unaudited).

     4. ICHOR Corporation and Subsidiaries Notes to Pro Forma Financial Statements at September 30, 1998.

(c)  Exhibits:

     Not Applicable.

                             NAZCA HOLDINGS LTD.

                   AUDITORS' REPORT TO THE SHAREHOLDERS OF
                             NAZCA HOLDINGS LTD.


We have audited the financial statements on pages 2 to 6 which have been prepared under the historical cost convention and the accounting policies set out on page 6.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with generally accepted auditing standards. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the group's and company's affairs at 31st December 1997 and of the group's and company's results for the period then ended and have been properly prepared in accordance with generally accepted accounting principles.


                              /s/ Moore Stephens

                               MOORE STEPHENS,
                             Registered Auditors,
                            Chartered Accountants,
                              Price Hill House,
                            23, St. Mary's Street,
                                  Shrewsbury,
                                  Shropshire,
                                   SY1 1ED,
                                   England.


Dated:  20th February, 1998.

                             NAZCA HOLDINGS LTD.

                         GROUP PROFIT & LOSS ACCOUNT
                    For the 9 months to 31st December 1997

                          Expressed in U.S. dollars

                                             9 months to         15 months to
                                             December 1997       March 1997
                                             -------------       ------------

INCOME

Consultancy                                         21,854             45,837
Bank interest received                                   -                 24
                                              ------------       ------------

                                                    21,854             45,861
                                              ------------       ------------

EXPENSES

Directors' fees (Nazca Holdings Ltd.)               54,000             78,000
Directors' fees (Nazca S.A.)                        22,500             32,500
General consulting (WMC Inc./RT)                   112,699             71,094
Water resources project expenses (WMC Inc.)              -             15,550
Payroll costs                                       53,880             90,262
Investigation and development costs                129,172             87,929
Legal and accounting expenses                       24,118             17,642
Other expenses                                      11,372             34,136
Bank interest paid                                       1                  4
Bank charges                                           (89)               160
Exchange adjustments                                     -                191
Loan interest payable                               21,131                  -
                                              ------------       ------------

                                                   428,784            427,468
                                              ------------       ------------

Loss for the period                           USD (406,930)      USD (381,607)
                                              ============       ============

                             NAZCA HOLDINGS LTD.

                             GROUP BALANCE SHEET
                            At 31st December 1997

                          Expressed in U.S. dollars


                                               December 1997      March 1997
                                               -------------      -----------

FIXED ASSETS

Office equipment                                        166               182
Database                                            140,000           140,000
                                               ------------       -----------

                                                    140,166           140,182
                                               ------------       -----------

CURRENT ASSETS

Tax debtors                                           1,776             1,776
Prepayments                                               -             1,112
Cash in hand                                         10,006             1,551
                                               ------------       -----------

                                                     11,782             4,439
                                               ------------       -----------

CREDITORS

Bank overdraft                                            -                49
Amount due to equity shareholder (MR)               231,809            74,900
Amount due to WMC Inc.                              181,274            75,444
Amount due to Water Management Ltd.                   5,275             6,928
Tax creditors                                         8,142             5,002
Accrued directors' fees                             187,000           110,500
Other accrued expenses                               76,985             3,405
                                               ------------       -----------

                                                    690,485           276,228
                                               ------------       -----------

Net current liabilities                            (678,703)         (271,789)
                                               ------------       -----------

Net liabilities                                USD (538,537)      USD(131,607)
                                               ============       ===========

CAPITAL AND RESERVES

Equity share capital                                250,000           250,000
Accumulated losses                                 (788,537)         (381,607)
                                               ------------       -----------

Negative shareholders' equity                  USD (538,537)      USD(131,607)
                                               ============       ===========

                             NAZCA HOLDINGS LTD.

                        COMPANY PROFIT & LOSS ACCOUNT
                    For the 9 months to 31st December 1997

                          Expressed in U.S. dollars



                                             9 months to         15 months to
                                             December 1997       March 1997
                                             -------------       ------------

INCOME

Consultancy                                         21,854             45,837
Bank interest received                                   -                 24
Loan interest receivable                            17,525             11,250
                                              ------------       ------------

                                                    39,379             57,111
                                              ------------       ------------

EXPENSES

Directors' fees                                     54,000             78,000
General consulting (WMC Inc./RT)                   112,699             71,094
Water resources project expenses (WMC Inc.)              -             15,550
Travel and subsistence costs                        50,000                  -
Formation and secretarial fees                       1,112              4,844
Accounting and consulting fees                       3,573              3,114
Bank interest paid                                       1                  4
Bank charges                                           (89)               160
Loan interest payable                               21,131                  -
                                              ------------       ------------

                                                   242,427            172,766
                                              ------------       ------------

Loss for the period                           USD (203,048)      USD (115,655)
                                              ============       ============

                             NAZCA HOLDINGS LTD.

                            COMPANY BALANCE SHEET
                            At 31st December 1997

                          Expressed in U.S. dollars


                                               December 1997      March 1997
                                               -------------      -----------

FIXED ASSETS

Database                                            140,000           140,000
Shares in Nazca S.A.                                 10,000            10,000
                                               ------------       -----------

                                                    150,000           150,000
                                               ------------       -----------

CURRENT ASSETS

Amount due from Nazca S.A.                          358,128           221,959
Prepayments                                               -             1,112
                                               ------------       -----------

                                                    358,128           223,071
                                               ------------       -----------

CREDITORS

Bank overdraft                                            -                49
Amount due to equity shareholder (MR)               231,809            74,900
Amount due to WMC Inc.                              181,274            75,444
Amount due to Water Management Ltd.                   5,275             6,928
Accrued directors' fees                             132,000            78,000
Other accrued expenses                               26,473             3,405
                                               ------------       -----------

                                                    576,831           238,726
                                               ------------       -----------

Net current liabilities                            (218,703)          (15,655)
                                               ------------       -----------

Net liabilities                                USD  (68,703)      USD 134,345
                                               ============       ===========

CAPITAL AND RESERVES

Equity share capital                                250,000           250,000
Accumulated losses                                 (318,703)         (115,655)
                                               ------------       -----------

Negative shareholders' equity                  USD  (68,703)      USD 134,345
                                               ============       ===========

                             NAZCA HOLDINGS LTD.


                       NOTES TO THE FINANCIAL STATEMENTS
                  For the period ended on 31st December 1997

1.  PRINCIPAL ACCOUNTING POLICIES

    i)    Basis Of Accounting
          -------------------
          The financial statements have been prepared under the historical cost convention. The accounts have been prepared in accordance with generally accepted accounting principles.

    ii)   Basis Of Consolidation
          ----------------------
          The consolidated financial statements include the audited financial statements of the company and its wholly-owned subsidiary company Nazca S.A.

    iii)  Fixed Assets
          ------------
          Office equipment is stated at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the assets.

          The investment in the database is stated at cost.

          The company's investment in shares in its subsidiary company is stated at cost.

2.  SUBSIDIARY COMPANY

    Nazca S.A. is a development stage enterprise incorporated in Chile in November 1995 with the objective of exploring, developing and exploiting natural resources. It started water exploration activities in early 1996 in the northern regions of Chile where it owns several exploration concessions. The company keeps its accounting records in Chilean currency, and its financial statements have first been converted to generally accepted accounting principles and then translated into U.S. dollars.

3.  FUTURE OPERATIONS AND FINANCING

    Further equity financing is expected to be completed shortly. This financing will be used for further Phase 2 development work including exploration for, and proving of, natural resources from a number of concessions that the subsidiary company controls in northern Chile, over the next three years.

                             NAZCA HOLDINGS LTD.
                  INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE PERIOD ENDED SEPTEMBER 30, 1998
                                 (UNAUDITED)

                             NAZCA HOLDINGS LTD.
                          CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1998
                                 (Unaudited)


ASSETS

Current Assets
   Cash                                                     $        14,419
   Receivable                                                        13,548
                                                            ---------------
                                                                     27,967

Fixed assets                                                        142,755
                                                            ---------------
                                                            $       170,722
                                                            ===============


LIABILITIES AND SHAREHOLDERS' EQUITY

Current Accounts Payable                                    $       256,666
Long-term Debt                                                       50,000
                                                            ---------------
                                                                    306,666

Shareholders' Equity
   Share capital                                                  1,114,021
   Deficit                                                       (1,249,965)
                                                            ---------------
                                                                   (135,944)
                                                            ---------------
                                                            $       170,722
                                                            ===============

                             NAZCA HOLDINGS LTD.
                     CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR NINE MONTHS ENDED SEPTEMBER 30, 1998
                                 (Unaudited)



EXPENSES
   Salaries and wages                                       $       190,042
   Exploration expenses                                             231,051
   Legal and professional                                            15,550
   General and administrative                                        24,785
                                                            ---------------

Loss for the period                                                 461,428

Deficit, beginning of period                                        788,537
                                                            ---------------
Deficit, end of period                                      $     1,249,965
                                                            ===============

                      ICHOR CORPORATION AND SUBSIDIARIES
             PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE PERIOD ENDED SEPTEMBER 30, 1998
                                 (UNAUDITED)

                      ICHOR CORPORATION AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1998
                                 (Unaudited)
                            (dollars in thousand)

                                                        Pro Forma
                                            Historical  Adjustments  Pro Forma
                                            ----------  -----------  ---------

ASSETS

Current Assets
  Cash and cash equivalents                   $     50    $     14   $     64
  Accounts receivable, net                         555          14        569
  Note receivable                                2,080           -      2,080
  Advance to an affiliate                          548           -        548
                                              --------    --------   --------
                                                 3,233          28      3,261
Other Assets                                        76         (50)        26
Fixed Assets                                         -         679        679
                                              --------    --------   --------
                                              $  3,309    $    657   $  3,966
                                              ========    ========   ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable and accrued liabilities    $    420    $    257   $    677
  Advance from an affiliate                        780           -        780
                                              --------    --------   --------
                                                 1,200         257      1,457

Shareholders' Equity
  Common stock                                      50           2         52
  Preferred stock                                   27           -         27
  Additional paid-in capital                    10,121         398     10,519
  Retained deficit                              (8,018)          -     (8,018)
                                              --------    --------   --------
                                                 2,180         400      2,580
Less: treasury stock                               (71)          -        (71)
                                              --------    --------   --------
                                                 2,109         400      2,509
                                              --------    --------   --------
                                              $  3,309    $    657   $  3,966
                                              ========    ========   ========


         The accompanying notes are an integral part of these pro forma financial statements.

                      ICHOR CORPORATION AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR NINE MONTHS ENDED SEPTEMBER 30, 1998
                                 (Unaudited)
                 (dollars in thousand, except loss per share)

                                                        Pro Forma
                                            Historical  Adjustments  Pro Forma
                                            ----------  -----------  ---------

REVENUES
  Fee income                                  $    132    $      -   $    132
  Interest income                                   60           -         60
  Gain on disposal of a subsidiary                 437           -        437
                                              --------    --------   --------
                                                   629           -        629

COSTS AND EXPENSES
  General and administrative                       418         230        648
  Interest expenses                                101           -        101
  Exploration expenses                               -         241        241
  Litigation settlement                            260           -        260
  Bad debt recovery                               (100)          -       (100)
                                              --------    --------   --------
                                                   679         471      1,150
                                              --------    --------   --------
Loss from operations                               (50)       (471)      (521)
Income taxes                                       (12)          -        (12)
                                              --------    --------   --------
Net loss                                      $    (62)   $   (471)  $   (533)
                                              ========    ========   ========

Basic loss per common share                   $  (0.04)              $  (0.13)
                                              ========               ========


          The accompanying notes are an integral part of these pro forma financial statements.

                      ICHOR CORPORATION AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (Unaudited)
                 (dollars in thousand, except loss per share)

                                                        Pro Forma
                                            Historical  Adjustments  Pro Forma
                                            ----------  -----------  ---------

Selling, general and administrative
   expenses                                  $   (418)    $   (226)  $   (644)

Other income (expenses)
   Interest expenses                             (613)         (21)      (634)
   Exploration expenses                             -         (277)      (277)
   Other                                            6           31         37
                                             --------     --------   --------
                                                 (607)        (267)      (874)
                                             --------     --------   --------
Loss from continuing operations                (1,025)        (493)    (1,518)
Loss from discontinued operations              (3,029)           -     (3,029)
                                             --------     --------   --------
Net loss                                     $ (4,054)    $   (493)  $ (4,547)
                                             ========     ========   ========

Basic loss per common share
   Loss from continuing operations           $  (0.21)               $  (0.29)
   Loss from discontinued operations            (0.62)                  (0.57)
                                             --------                --------
                                             $  (0.83)               $  (0.86)
                                             ========                ========


          The accompanying notes are an integral part of these pro forma financial statements.

                      ICHOR CORPORATION AND SUBSIDIARIES
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS
                              September 30, 1998
                                  (Unaudited)

1.  ACQUISITION

    On October 20, 1998, ICHOR Corporation (the "Corporation") acquired all of the issued and outstanding shares of Nazca Holdings Ltd. ("NHL"), a corporation organized under the laws of the Bahamas, from eight shareholders. NHL, through its subsidiary, Nazca S.A. ("Nazca"), a Chilean company, is in the business of the exploration for and development of ground water resources in Chile. Nazca is seeking to develop a water utility to provide bulk water supplies to mining, agricultural and public sectors in Chile.

    Nazca has applied for eight exploration concessions (the "Concessions") in Chile, six of which are pending and two of which are granted. Nazca is in the process of conducting exploration and development work on the granted Concessions. Economic quantities of water have been located on the granted Concession sites.

    Pursuant to the purchase agreement, the purchase consideration payable by the Corporation consists of: (1) $200,000 per Concession payable upon receipt of regulatory approval allowing a perpetual right of access to and removal of ground water from the Concession, which payments shall be made by delivery of shares of the Corporation having an attributed value of between $1.00 and $1.75 per share; and (2) one share of the Corporation for each $1.00 of net after tax income earned by the Corporation from the Concessions, to a maximum of 1,500,000 shares of the Corporation. The Corporation may make the payments or equivalent payments in cash, in the event that all required shareholder approvals, if any, are not obtained.

2.  PRO FORMA FINANCIAL STATEMENTS

    The acquisition is accounted for using the purchase method. The purchase will result in a purchase price discrepancy, which will be allocated to the fixed asset, and will be amortized over its estimated useful life.
    In accordance with Accounting Principles Board Opinion No. 16, Business Combinations, contingent consideration is disclosed in the financial statements but not recorded as a liability or as additional stock issued until the contingency is determinable beyond a reasonable doubt. In the pro forma financial statements, it is assumed that two Concessions were paid for, as only two Concessions were granted as of September 30, 1998.

    The Corporation's management believes that the pro forma results are not indicative of future operations. During the years 1996, 1997 and 1998, and for the near foreseeable future, Nazca is a development stage enterprise, with the objective of exploring, developing and exploiting natural resources in Chile. It started water exploration activities in early 1996 in the northern regions of Chile. There is no assurance that the Concessions, if granted and explored, will provide positive future cash flows.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          ICHOR CORPORATION

                                          By:  /s/ Roy Zanatta
                                               ----------------------
                                               Roy Zanatta
                                               Secretary and Director


Date:  January 4, 1998